UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 28, 2021

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000
1-4473	ARIZONA PUBLIC SERVICE COMPANY			86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company. Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries. Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 1.01. Entry into a Material Definitive Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pinnacle West Capital Corporation (“Pinnacle West”) Facility

On May 28, 2021, Pinnacle West entered into a five-year unsecured revolving credit facility with Barclays Bank PLC, as Agent, Co-Sustainability Structuring Agent and Issuing Bank, Mizuho Bank, Ltd., as Syndication Agent, Co-Sustainability Structuring Agent and Issuing Bank, Bank of America, N.A., BNP Paribas, JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., Truist Bank and Wells Fargo Bank, National Association, as Co-Documentation Agents and Issuing Banks, and the other lender parties thereto, allowing Pinnacle West to borrow, repay and reborrow, from time to time, up to $200 million through May 28, 2026. On May 28, 2021, Pinnacle West terminated its prior $200 million unsecured revolving credit facility with Barclays Bank PLC, as Agent and Issuing Bank, Mizuho Bank, Ltd., as Syndication Agent and Issuing Bank, Bank of America, N.A., BNP Paribas, JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., SunTrust Bank and Wells Fargo Bank, National Association, as Co-Documentation Agents and Issuing Banks, and the other lender parties thereto, which was replaced by the new Pinnacle West facility. The prior credit facility would have expired on July 11, 2023. Pinnacle West will use the new facility for general corporate purposes, including as a standby facility to support commercial paper issuances. The facility can also be used for letters of credit.

Borrowings under the facility will bear interest based on Pinnacle West’s then-current senior unsecured debt ratings. The Pinnacle West facility includes a sustainability-linked pricing metric which permits an interest rate increase or reduction by meeting or missing targets related to specific environmental and employee health and safety sustainability objectives.

Borrowings under the facility are conditioned on Pinnacle West’s ability to make certain representations at the time each borrowing is made, except for representations concerning no material adverse effect and certain litigation matters, which were made only at the time the facility was entered into. The facility includes customary covenants, including requirements that Pinnacle West maintain ownership of a specified percentage of the outstanding capital stock of Arizona Public Service Company (“APS”), maintain a consolidated debt-to-capitalization ratio no greater than a prescribed level and comply with certain lien restrictions. The facility also includes customary events of default, including a cross default provision and a change of control provision. If an event of default occurs, lenders holding a specified percentage of the commitments, or the agent with such lenders’ consent, may terminate the obligations of the lenders to make loans under the facility and the obligations of the issuing banks to issue letters of credit and may declare the obligations outstanding under the facility to be due and payable.

Pinnacle West and its affiliates maintain normal banking and other relationships with the agents and various other lenders in the new facility and/or their affiliates, and in the prior $200 million credit facility that has been terminated.

APS Facility

On May 28, 2021, APS entered into two five-year unsecured revolving credit facilities each with Barclays Bank PLC, as Agent, Co-Sustainability Structuring Agent and Issuing Bank, Mizuho Bank, Ltd., as Syndication Agent, Co-Sustainability Structuring Agent and Issuing Bank, Bank of America, N.A., BNP Paribas, JPMorgan Chase Bank, N.A., MUFG Union Bank, N.A., Truist Bank and Wells Fargo Bank, National Association, as Co-Documentation Agents and Issuing Banks, and the other lender parties thereto, allowing

APS to borrow, repay and reborrow, from time to time, up to $500 million for each facility through May 28, 2026 (collectively, the “APS Facilities”).

On May 28, 2021, APS terminated its prior $500 million unsecured revolving credit facility with Barclays Bank PLC, as Agent and Issuing Bank, Mizuho Bank, Ltd., as Syndication Agent and Issuing Bank, Bank of America, N.A., BNP Paribas, JPMorgan Chase Bank, N.A., MUFG Bank, Ltd., SunTrust Bank and Wells Fargo Bank, National Association, as Co-Documentation Agents and Issuing Banks, and the other lender parties thereto, which was replaced by one of the new APS Facilities. The prior credit facility would have expired on July 11, 2023.

Also, on May 28, 2021, APS terminated its other prior $500 million unsecured revolving credit facility with Barclays Bank PLC, as Agent and Issuing Bank, Mizuho Bank, Ltd., as Syndication Agent and Issuing Bank, Bank of America, N.A., BNP Paribas, JPMorgan Chase Bank, N.A., MUFG Union Bank, N.A., SunTrust Bank and Wells Fargo Bank, National Association, as Co-Documentation Agents and Issuing Banks, and the other lender parties thereto, which was replaced by one of the new APS Facilities. The prior credit facility would have expired on June 29, 2022.

APS will use the new APS Facilities for general corporate purposes, including as a standby facility to support commercial paper issuances. The new APS Facilities can also be used for letters of credit. Borrowings under the APS Facilities will bear interest based on APS’s then-current senior unsecured debt ratings. The APS Facilities include a sustainability-linked pricing metric which permits an interest rate increase or reduction by meeting or missing targets related to specific environmental and employee health and safety sustainability objectives.

Borrowings under the APS Facilities are conditioned on APS’s ability to make certain representations at the time each borrowing is made, except for representations concerning no material adverse effect and certain litigation matters, which were made only at the time the facilities were entered into. The APS Facilities include customary covenants, including that APS maintain a consolidated debt-to-capitalization ratio no greater than a prescribed level and comply with certain lien restrictions. The APS Facilities also include customary events of default, including a cross default provision and a change of control provision relating to Pinnacle West, the parent company of APS. If an event of default occurs, lenders holding a specified percentage of the commitments, or the agent with such lenders’ consent, may terminate the obligations of the lenders to make loans under the facilities and the obligations of the issuing banks to issue letters of credit and may declare the obligations outstanding under the facilities to be due and payable.

APS and its affiliates maintain normal banking and other relationships with the agents and various other lenders in the new facilities and/or their affiliates, and in the prior two $500 million credit facilities that have been terminated.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: May 28, 2021	By: /s/ Theodore N. Geisler
Theodore N. Geisler
Senior Vice President and
Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: May 28, 2021	By: /s/ Theodore N. Geisler
Theodore N. Geisler
Senior Vice President and
Chief Financial Officer